The Commissioner of Patents

                                 and Trademarks


Has received an application for a patent for a new and useful invention. The title and description of the invention are enclosed. The requirements of law have been complied with, and it has been determined that a patent on the invention shall be granted under the law.

Therefore, this

                              United States Patent


Grants to the person or persons having title to this patent the right to exclude others from making, using or selling the invention throughout the United States of America for the term of seventeen years from the date of this patent, subject to the payment of maintenance fees as provided by law.




               Commissioner of Patents and Trademarks

United States Patent [19]

Stewart et al.

[54] AUTOMATED DART BOARD

[75] Inventors: Mark F. Stewart, St. Davids; Angelo
                A. Bonetta, Niagara on the Lake;
                Majinder S. Phull, Mississauga, all of
                Canada

[73] Assignee: High Flyte International Ltd.,
               Bermuda

[21] Appl. No.: 239,552
[22] Filed: May 9, 1994
[51] Int. Cl. 6 ...............F41J 3/00; F41J 5/04
[52] U.S. Cl...................273/374
[58] Feild of Search...........273/371, 372, 273/373, 374, 377
[56] References Cited

        U.S. PATENT DOCUMENTS

        2,592,429 4/1952  Kimmel et al. .
        3,101,198 8/1963  Williams .
        3,275,321 9/1966  Forest .
        3,454,276 7/1969  Brenker et al. .
        3,677,546 7/1972  Oetiker .
        3,705,725 12/1972 Thalmann...........273/373
        3,854,722 12/1974 Ohlund et al. .....273/373
        4,014,546 3/1977  Steinkamp .
        4,057,251 11/1977 Jones et al. .
        4,244,583 1/1981  Wood et al. .
        4,561,660 12/1985 Zammuto .
        4,586,716 5/1986  Brejcha et al. .
        4,651,998 3/1987  Holt et al. .
        4,706,962 11/1987 Michalski .
        4,852,888 8/1989  Ross et al. .

        FOREIGN PATENT DOCUMENTS

        2013904  10/1970  Germany .

[11] Patent Number: 5,486,007
[45] Date of Patent: Jan. 23, 1996

1532744 11/1978 United Kingdom .
2217618 11/1989 United Kingdom .

        OTHER PUBLICATIONS

D. T. .W Jenkins, "Project Arachnid Report on the Pre-University cource project. 1973", Document Reg. No. ESS/SS534, Dec. 1973, pp. 122-187.

Primary Examiner-William H. Grieb
Attorney, Agent, or Firm-Evenson, McKeown, Edwards & Lenahan

[57]                             ABSTRACT

A target for regulation grade metal tipped darts has a conductive rigid web made up of concentric rings intersecting spokes emanating from the second to the innermost ring. The spokes define twenty sectors, while the rings define 4 segments within each sector. There are also two segments in the innermost and second to innermost rings. Conductive blocks, made up of an aluminum or zinc cup having contacts protruding from its bottom and containing a rubberized cork insert, fill in the segments of the web. Beneath each cup is a silicon foam cushion cut away between the contacts and a pad on a printed circuit board. The pads are each connected to circuitry that senses when a dart hits an insert causing the corresponding cup to slide within the web and contact a pad. The circuitry, by way of a piezoelectric sensors, also determines if a dart has impacted on or near the target and checks to see if the target has polled a segment that indicates a hit on the target, failing which the target indicates that the dart missed the target. The circuitry also senses the rotational orientation of the target and sets the basic scores of the segments accordingly, allowing the target to be periodically rotated to reposition segments in sectors of heavy use to sectors of lighter use.

(DIAGRAM)

                              The Commissioner of
                             Patents and Trademarks

Has received an application for a patent for a new and useful invention. The title and description of the invention are enclosed. The requirements of law have been complied with, and it has been determined that a patent on the invention shall be granted under the law.

Therfore, this

                              Untied States Patent

Grants to the person(s) having title to this patent the right to exclude others from making, using, offering for sale, or selling the invention throughout the United States of America or importing the invention into the United States of America for the term set forth below, subject to the payment of maintenance fees as provided by law.

If this application was filed prior to June 8, 1995, the term of this patent is the longer of seventeen years from the date of grant of this patent or twenty years from the earliest effective U.S. filing date of the application, subject to an statutory extension.

If this application was filed on or after June 8, 1995, the term of this patent is twenty years from the earliest effective U.S. filing date of the application, subject to any statutory extension.

Commissioner of Patents and Trademarks

Attest

United States Patent [19]
Stewart et al.

[54] AUTOMATED DART BOARD

[75] Inventors: Mark F. Stewart, St. Davids; Angelo
                A. Bonetta, Niagara on the Lake;
                Majinder S. Phull, Mississauga, all of
                Canada

[73] Assignee: High Flyte International Ltd.,
               Hamilton, Bermuda

[21] Appl. No.:  514,254
[22] Filed: Aug. 11, 1995

        Related U.S. Application Data

[63] Continuation-in-part of Ser. No. 239,552, May 9, 1994, Pat.
     No. 5,486,007.
[51] Int. Cl. 6 ...............F41J 3/00; F41J 5/04
[52] U.S. Cl...................273/374
[58] Feild of Search...........273/371, 372, 273/373, 374, 377
[56] References Cited

        U.S. PATENT DOCUMENTS

        2,592,429 4/1952  Kimmel et al. .....273/376
        3,101,198 8/1963  Williams ..........273/373
        3,275,321 9/1966  Forest ............273/373
        3,454,276 7/1969  Brenker et al. ....273/376
        3,677,546 7/1972  Oetiker ...........273/374
        3,705,725 12/1972 Thalmann...........273/373
        3,854,722 12/1974 Ohlund et al. .....273/373
        4,014,546 3/1977  Steinkamp .........273/373
        4,057,251 11/1977 Jones et al. ......273/376
        4,244,583 1/1981  Wood et al. .......273/373
        4,415,162 11/1983 Sheppard...........273/371
        4,561,660 12/1985 Zammuto ...........273/376
        4,586,716 5/1986  Brejcha et al. ....273/376
        4,651,998 3/1987  Holt et al. .......273/347
        4,706,962 11/1987 Michalski .........273/347
        4,852,888 8/1989  Ross et al. .......273/373


[11] Patent Number: 5,613,685
[45] Date of Patent: Mar. 25, 1997

5.193,817   3/1993 Pan.............273/376

                            FOREIGN PATENT DOCUMENTS

2361133   3/1978   France .
2013904   10/1970  Germany .
 644517   10/1950  United Kingdom .
1532744   11/1978  United Kingdom .
2130107   5/1984   United Kingdom .
2217618   11/1989  United Kingdom .

Primary Examiner-William H. Grieb
Attorney, Agent, or Firm- Evenson, McKeown, Edwards & Lenahan, P.L.L.C.


[57]                             ABSTRACT

A target for grade metal tipped darts has a conductive rigid web made up of concentric rings intersecting spokes emanating from the second to the innermost ring. The spokes define twenty sectors, while the rings define 4 segments within each sector. There are also two segments in the innermost and second to innermost rings. Conductive blocks, made up of an aluminum or zinc cup having contacts protruding from its bottom and containing a rubberized cork insert, fill in the segments of the web. Beneath each cup is a silicon foam cushion cut away between the contacts and a pad on a printed circuit board. The pads are each connected to circuitry that senses when a dart hits an insert causing the corresponding cup to slide within the web and contact a pad. The circuitry, by way of a piezoelectric sensors, also determines if a dart has impacted on or near the target and checks to see if the target has polled a segment that indicates a hit on the target, failing which the target indicates that the dart missed the target. The circuitry also senses the rotational orientation of the target and sets the basic scores of the segments accordingly, allowing the target to be periodically rotated to reposition segments in sectors of heavy use to sectors of lighter use.

29 Claims, 14 Drawing Sheets

(DIAGRAM)